[abn logo]	ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

DATE:	November 30, 2007

TO:	Supplemental Interest Trust,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-11
c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
Attn: Client Manager SARM 07-11
("Party B")

FROM:	ABN AMRO BANK N.V.
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
("Party A")

RE:	Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of November 30, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms
Trade Date:	November 28, 2007
Effective Date:	December 25, 2007
Termination Date:	November 25, 2012, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A
Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on January 25, 2008 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.
Fixed Rate	See Amortization Schedule, Schedule A
Fixed Rate Day Count Fraction:	Actual/360
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on January 25, 2008 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Minnesota or Colorado are closed.

Floating Rate Payer Upfront Payment:
$1,565,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to November 30, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2.	Procedural Terms:
	Calculation Agent:	Party A
	Offices:	The Office of Party A for the Swap Transaction is London
Account Details:
	Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. /661001036741 Ref. DCM:
	Payments to Party B:	Wells Fargo Bank, N.A. ABA# 121000248 For Credit to: SAS Clearing Account# 3970771416 FFC#: 53188601 Ref: Client Manager, SARM 07-11
	Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5501 Acct Name: Lehman Brothers Holdings Inc. Ref: SARM 07-11 Attn: Mortgage Middle Office

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:
Fax Number	:0044 207 8579428/9430
Telephone Number	:0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

By: ________________________________________
      Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-11
By: Wells Fargo Bank, N.A. not in its individual capacity, but solely as Trustee

By:________________________________
Name:
Title:

SCHEDULE A to the Confirmation dated as of November 30, 2007,
Re: Reference Number 8420976
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention
From and including	To but excluding	Notional Amount (USD)	Fixed Rate (%)
12/25/2007	1/25/2008	184,242,298.00	5.080
1/25/2008	2/25/2008	177,644,652.00	4.980
2/25/2008	3/25/2008	171,358,831.00	4.700
3/25/2008	4/25/2008	165,295,286.00	4.590
4/25/2008	5/25/2008	159,446,163.00	4.540
5/25/2008	6/25/2008	153,803,882.00	4.480
6/25/2008	7/25/2008	148,361,133.00	4.420
7/25/2008	8/25/2008	143,110,864.00	4.370
8/25/2008	9/25/2008	138,046,270.00	4.320
9/25/2008	10/25/2008	133,015,423.00	4.280
10/25/2008	11/25/2008	128,307,851.00	4.260
11/25/2008	12/25/2008	123,766,773.00	4.250
12/25/2008	1/25/2009	118,592,620.00	4.240
1/25/2009	2/25/2009	113,634,672.00	4.250
2/25/2009	3/25/2009	108,778,320.00	4.250
3/25/2009	4/25/2009	104,230,465.00	4.260
4/25/2009	5/25/2009	99,872,655.00	4.290
5/25/2009	6/25/2009	95,696,952.00	4.310
6/25/2009	7/25/2009	91,695,748.00	4.340
7/25/2009	8/25/2009	87,861,755.00	4.380
8/25/2009	9/25/2009	84,187,988.00	4.410
9/25/2009	10/25/2009	80,667,754.00	4.440
10/25/2009	11/25/2009	77,294,638.00	4.480
11/25/2009	12/25/2009	74,062,496.00	4.510
12/25/2009	1/25/2010	70,452,733.00	4.570
1/25/2010	2/25/2010	67,018,840.00	4.630
2/25/2010	3/25/2010	63,752,251.00	4.640
3/25/2010	4/25/2010	60,557,786.00	4.660
4/25/2010	5/25/2010	57,404,925.00	4.680
5/25/2010	6/25/2010	54,606,761.00	4.700
6/25/2010	7/25/2010	51,842,504.00	4.710
7/25/2010	8/25/2010	49,315,358.00	4.730
8/25/2010	9/25/2010	46,857,948.00	4.750
9/25/2010	10/25/2010	44,573,680.00	4.770
10/25/2010	11/25/2010	42,400,722.00	4.780
11/25/2010	12/25/2010	40,160,408.00	4.800
12/25/2010	1/25/2011	38,202,530.00	4.820
1/25/2011	2/25/2011	36,340,062.00	4.840
2/25/2011	3/25/2011	34,568,356.00	4.860
3/25/2011	4/25/2011	32,882,990.00	4.880
4/25/2011	5/25/2011	31,279,759.00	4.890
5/25/2011	6/25/2011	29,754,661.00	4.910
6/25/2011	7/25/2011	28,303,890.00	4.930
7/25/2011	8/25/2011	26,923,825.00	4.940
8/25/2011	9/25/2011	25,611,021.00	4.950
9/25/2011	10/25/2011	24,362,201.00	4.970
10/25/2011	11/25/2011	23,174,248.00	4.980
11/25/2011	12/25/2011	22,044,196.00	4.990
12/25/2011	1/25/2012	20,969,224.00	5.010
1/25/2012	2/27/2012	19,841,336.00	5.030
2/27/2012	3/26/2012	18,873,724.00	5.040
3/26/2012	4/25/2012	14,753,105.00	5.060
4/25/2012	5/25/2012	13,946,305.00	5.070
5/25/2012	6/25/2012	13,079,912.00	5.080
6/25/2012	7/25/2012	10,754,071.00	5.090
7/25/2012	8/25/2012	9,046,573.00	5.100
8/25/2012	9/25/2012	6,964,107.00	5.110
9/25/2012	10/25/2012	6,624,715.00	5.120
10/25/2012	11/25/2012	2,165,323.00	5.130